Commitments	12 Months Ended
Dec. 31, 2015
Commitments [Abstract]
Commitments
Commitments
Future minimum payments for noncancelable operating leases, purchase obligations and other liabilities in effect as of December 31, 2015, are payable as follows:

(in millions)	Operating Leases	Purchase Obligations	Total
2016	$13.2	$176.5	$189.7
2017	7.6	29.6	37.2
2018	5.7	21.8	27.5
2019	5.4	2.6	8.0
2020	5.1	1.8	6.9
Thereafter	11.0	0.3	11.3
Totals	$48.0	$232.6	$280.6

Purchase obligations include $105.4 million of trade accounts payable that were included in our balance sheet as of December 31, 2015. Purchase obligations include commitments for outsourcing services, royalties, data licenses, maintenance and other operating expenses. Rental expense related to operating leases was $13.1 million, $13.4 million and $11.0 million for the years ended December 31, 2015, 2014 and 2013, respectively.
Licensing agreements
We have agreements with Fair Isaac Corporation to license credit-scoring algorithms and the right to sell credit scores derived from those algorithms. Payment obligations under these agreements vary due to factors such as the volume of credit scores we sell, what type of credit scores we sell, and how our customers use the credit scores. There are no minimum payments required under these licensing agreements. However, we do have a significant level of sales volume related to these credit scores.